Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 2

TO MANUFACTURING AND SUPPLY AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) to the Manufacturing and Supply Agreement dated as of December 8, 2009 (as amended by an amendment agreement dated 31 December 2013) (the “Existing Agreement”), by and between Columbia Laboratories, (Bermuda) Ltd., a limited company existing and organised under the laws of Bermuda, having a place of business at Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda (“Columbia”), and Fleet Laboratories Limited, a limited private company existing and organised under the laws of England, having a place of business at 94 Rickmansworth Road, Watford Herts, WD18 7JJ, United Kingdom (“Fleet”) is entered into on 2018 (the “Effective Date”).

WHEREAS, Columbia and Fleet entered into the Existing Agreement pursuant to which Fleet has agreed to manufacture and supply to Columbia, and Columbia has agreed to purchase, certain Products; and

WHEREAS, Columbia and Fleet wish to amend the Existing Agreement in accordance with the terms of this Amendment.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Columbia and Fleet agree as follows:

General

Capitalised terms used but not defined in this Amendment shall have the same meanings ascribed to such terms in the Existing Agreement. The following amendments to the Existing Agreement shall have effect on and from the Effective Date.

1.	The following definitions shall be added to Section 1 of the Existing Agreement:

““Ares Agreement” means the supply agreement entered into between Columbia and Ares Trading S.A. (a subsidiary of Merck Serono S.A.) dated 7 January 2018.”

“GDP” means the EU guidelines for current Good Distribution Practice guidelines 2013/C 343/01 as amended.”

2.	The definition of “batch” in Section 1 of the Existing Agreement shall be deleted in its entirety and replaced with the following:

““Batch” means a quantity of [***] kilograms of material (or such other quantity as the Parties may agree in writing from time to time) produced in a process or series of processes that is expected to be homogeneous within specified limits.”

3.	The following shall be added to Section 2.1 of the Existing Agreement (Regulatory Requirements) as a new Section 2.1 (d):

“2.1 (d)Subject to the prior written consent of Columbia (such consent not to be unreasonably withheld, delayed or conditioned), Fleet may subcontract all or part of the activities to be performed by it under this Agreement to any subcontractor provided that the subcontracting of any activities shall not relieve Fleet of, and Fleet shall remain solely liable for, its obligations under this Agreement. Columbia may subcontract all or any part of the activities performed by it under this Agreement to any subcontractor without the consent of Fleet.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	The following new Sections 2.2 (b), 2.2 (c) and 2.2 (d) shall be added to Section 2.2 of the Existing Agreement (Regulatory Requirements):

“2.2 (b) Compliance with Brazilian Regulatory Authorities Regulations. Fleet hereby warrants that the facilities where the Product is manufactured complies in full with the relevant standards stipulated by the Brazil National Health Surveillance Agency (“ANVISA”) and undertakes to ensure the facilities will continue to do so throughout the Term.

2.2 (c)Compliance with Regulatory Approvals. To the extent required for regulatory purposes, Fleet grants to Columbia the right to refer to, and to grant any purchasers of Columbia’s products containing the Product the right to refer to Fleet’s batch manufacturing records relating to the Product. Fleet undertakes to notify Columbia and to provide Columbia with specific details of any changes to be made to the batch manufacturing records and any other filings made by Fleet with the Regulatory Authorities to the extent that they relate to the Product.

2.2 (d)Material Change in Manufacturing Process. Fleet shall provide reasonable notice to Columbia and shall consult with Columbia before Fleet makes any material change in any manufacturing process for the Product.”

5.	Section 2.3 (c) of the Existing Agreement (Raw Materials) shall be deleted and replaced by the following:

2.3 (c)Raw Materials. Fleet shall be responsible for ordering [***] Raw Materials other than [***] and the [***] (which shall be provided by Columbia), as required to support Fleet’s obligations under this Agreement. All right, title and interest in and to the Raw Materials provided by Columbia (including but not limited to the [***] and the [***]) shall remain with Columbia at all times. Fleet shall ensure that all Raw Materials are released for use at least [***] prior to their use in manufacturing the Product. Fleet shall maintain sufficient stocks of Raw Materials to meet its manufacturing and supply obligations to, and as set out in any Production Schedule by, Columbia; provided however that Fleet shall have a retest date in accordance with the relevant supplier’s written instructions (or where none, Fleet’s SOPs, which Fleet shall provide to Columbia upon request) for Raw Materials. Raw Materials shall not be used beyond their expiration date as provided by the Raw Materials supplier.

(i)

[***] costs of Raw Materials shall be  included in the Purchase Price. Fleet shall be responsible for [***] of Raw Materials hereunder which Fleet supplies. For the avoidance of doubt, Columbia shall be responsible for all such costs only in respect of [***] and [***] provided by Columbia to Fleet. Fleet shall not use any Raw Materials purchased directly by Columbia except for the manufacture of Product hereunder. Columbia will be responsible for all retesting costs associated with the Raw Materials supplied by Columbia.

(ii)

Fleet shall notify Columbia of any Raw Materials that do not meet the specifications of the Raw Materials, and shall provide Columbia with full details within twenty-four (24) hours of completion of the investigation, but not more than twenty (20) business days from identification of the non-conformity with the specifications.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	A new Section 2.3 (n) shall be inserted into the Existing Agreement as follows:

“2.3 (n)KPIs. As soon as practicable following the Effective Date the Parties shall agree in good faith key performance indicators the Supplier will agree to achieve when supplying the Products and such key performance indicators will be set out in an amendment agreed by the Parties to this Agreement.”

7.	A new Section 3A shall be inserted into the Existing Agreement as follows:

“3A Machinery and Equipment

3A.1Columbia has provided Fleet with the machinery, equipment and materials listed in Exhibit B, which Fleet uses to manufacture Products (“Columbia Equipment”). Any additional machinery, equipment and materials provided by Columbia to Fleet during the Term shall be Columbia Equipment unless otherwise agreed in writing by both Parties. During the Term, Columbia shall review and update Exhibit B in December of each year to include any additional machinery, equipment and materials provided to Fleet.

3A.2The Parties confirm that Columbia owns title to all Columbia Equipment and that Columbia shall be regarded as the owner of the Columbia Equipment notwithstanding that the Columbia Equipment shall be retained at Fleet’s premises. Fleet shall not do or permit or cause anything to be done whereby Columbia’s rights in and title to the Columbia Equipment are or may become prejudiced including, without limitation, by ensuring that Columbia Equipment are clearly marked as the property of Columbia. No item of Columbia Equipment may be moved from Fleet’s premises without the prior written consent of Columbia.

3A.3Fleet shall not use the Columbia Equipment for any purpose other than supplying Columbia with the Product in accordance with the terms of this Agreement without Columbia’s prior written consent.

3A.4Fleet will at all times ensure that the Columbia Equipment meets and is operated and maintained in accordance with Applicable Laws and cGMP and GDP.

3A.5 Fleet shall maintain the Columbia Equipment, the reasonable costs of which shall be agreed by the Parties (acting reasonably) and paid by Columbia, and:

(a)

maintenance shall be carried out to at least the standards adopted in respect of Fleet’s other machinery and equipment used by it at its premises and Fleet shall not prioritize the maintenance of its own equipment above that of the Columbia Equipment;

(b)	Fleet shall at all times ensure that it has sufficient trained and competent maintenance personnel available for such maintenance;
(c)	during the Term, on or before 1 January of each year, Fleet shall prepare and deliver to Columbia:
(i)	a maintenance plan setting out the maintenance activities to be performed by Fleet in respect of the Columbia Equipment for the following year; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)	a maintenance report confirming that each of the maintenance activities set out in the previous year’s maintenance plan have been carried out;
(d)

Columbia shall have the right to request a maintenance report in respect of any of the Columbia Equipment at any time during the Term which Fleet shall provide to Columbia within twenty-eight (28) days;

(e)

Fleet shall inform Columbia of the need for any overhauls, replacements and repairs and shall perform all such overhauls, replacements and repairs as reasonably instructed by Columbia (the reasonable agreed costs of which shall be borne by Columbia); and

(f)

if an overhaul of the Columbia Equipment is required, Fleet shall provide reasonable notice to Columbia and shall manufacture adequate stocks of Product in advance to ensure continuity of supply in accordance with orders placed by Columbia pursuant to the terms of this Agreement.

3A.6 Fleet shall keep the Columbia Equipment safe and in good working order and shall take all reasonable steps to ensure that the Columbia Equipment does not become contaminated or corroded.

3A.7 Fleet shall mark each individual unit of the Columbia Equipment in a conspicuous manner to indicate that such machinery and equipment is owned by Columbia.

3A.8Fleet shall keep the Columbia Equipment free and clear of any lien, charge or encumbrance and Fleet shall obtain and deliver to Columbia a waiver of any of the foregoing in a form reasonably acceptable to Columbia.

3A.9Columbia shall not be liable for any loss or damage due to the negligence or wilful misconduct of Fleet, its Affiliates, employees, contractors or representatives. In the event of any loss or damage of any item of the Columbia Equipment due to the negligence or wilful misconduct (including negligence or intentional misconduct in relation to the operation, inspection or maintenance of the Columbia Equipment) of Fleet, its Affiliates, employees, contractors or representatives, Fleet shall repair or replace such items of Columbia Equipment, at Fleet’s sole cost and expense, promptly taking into account the quantities of stock held by Fleet at the time of such loss or damage.”

8.	Section 3.1 of the Existing Agreement (Production Schedules) shall be deleted and replaced by the following:

“3.1 Production Forecasts

(a)Production Schedule. Each [***], before the [***], during the Term Columbia shall prepare and provide Fleet with a written Production Schedule of its requirements for Product (each, a "Production Schedule") for the following [***]. The amounts set forth for the [***] in each Production Schedule shall constitute a firm purchase order and shall be binding upon Columbia (each a "Purchase Order") unless otherwise agreed in writing by both parties. The amounts set forth for the following [***] shall constitute Columbia's non-binding, good faith estimate of the Product requirements of Columbia for such periods. Fleet shall manufacture, supply and deliver to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Columbia all quantities of Product as Columbia orders in accordance with this Section 3.1. All right, title and interest in and to the Product shall remain with Columbia at all times. Fleet shall ensure that it has sufficient experienced production staff available to meet the requirements set out in each Production Schedule and at a minimum, to meet the expected non-binding forecast set out below:

	[***]	[***]	[***]	[***]	[***]	[***]
Number of batches	[***]	[***]	[***]	[***]	[***]	[***]

(b) Non-Active Product Orders. From time to time during the Term, Columbia may provide Fleet with a purchase order for a batch of Product that does not contain any active pharmaceutical ingredient provided that such purchase order is received at least ninety (90) days prior to the required delivery date. The batch size for any Product ordered pursuant to this Section 3.1 (b) shall be set out in the relevant purchase order. All provisions of this Agreement that relate to Products shall apply equally to any Products that do not contain any active pharmaceutical ingredient.”

9.	Section 3.3 (a) of the Existing Agreement (Delivery) shall be deleted and replaced by the following:

“3.3 (a)Delivery. All Product supplied under this Agreement shall be delivered EXW Fleet’s Watford, UK facility. All risk of loss in the Product shall pass to Columbia upon receipt of the Product at Fleet’s facility by the carrier designated by Columbia. The weights, tariffs and tests affixed by Fleet’s invoice shall govern unless established to be incorrect. Claims relating to quantity, weight and loss or damage to any Product sold under this Agreement shall be waived by Columbia unless made within [***] of receipt of Product by Columbia.”

10.	Section 4.1 of the Existing Agreement (Audits) shall be deleted and replaced by the following:

“4.1 Audits. Columbia QA, any other person appointed by Columbia, Columbia’s customer, and/or any Regulatory Authority may conduct inspections and audits of Fleet’s manufacturing facility, Columbia Equipment, quality control laboratories, and other quality systems relating to the manufacture and storage of the Product according to Columbia's reasonable procedures upon reasonable prior written notice, during normal business hours, provided, however, that Columbia QA, any other person appointed by Columbia and/or any Regulatory Authority  may conduct a “For Cause” audit during normal business hours upon three (3) business days prior written notice to Fleet. Any such audit undertaken by Columbia QA or any other person appointed by Columbia shall be at Columbia’s sole cost and expense. Columbia or any other person appointed by Columbia shall have the right, in connection with any such audit, to inspect and obtain copies of any records or other documents and materials associated with or related to the manufacture of the Product. Fleet shall promptly notify Columbia of any proposed inspections by any governmental authority of the facilities at which Product is manufactured in sufficient time for Columbia to attend such inspection.”

11.	Sections 5.1 (Price) and 5.2 (Invoicing) of the Existing Agreement shall be deleted and replaced by the following:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“5.1 Price. During the Term, the purchase price for each Batch purchased by Columbia from Fleet in any [***] shall be determined in accordance with Part 1 of Exhibit A and the pricing model set out in Part 2 of Exhibit A attached hereto, as may be amended from time to time in accordance with the provisions of this Section 5.1. The Parties shall agree the applicable purchase price for each [***] in accordance with Part 1 of Exhibit A (as may be amended from time to time in accordance with this Section 5.1) and the production forecasts received by Fleet pursuant to Section 3.1. [***]. Any adjustments as set out in paragraphs (a), (b) and (c) below and any consequent adjustments to the volume discount model set out in Part 1 of Exhibit A and/or the pricing model set out in Part 2 of Exhibit A shall be agreed in writing by both Parties and shall take effect from 1 January the following calendar year. Exhibit A may be amended by the mutual written agreement of both parties as follows:

(a)

the [***] of Exhibit A shall only be amended to reflect the change in rate of the Consumer Price Index as published by the UK Office of National Statistics all item data series D7BT (the “CPI”). By way of example, if on 1 November in a calendar year during the Term, the CPI shows that there has been an increase in prices compared with the same index on 1 November the previous year [***], then [***] in the model as of 1 January in the following year [***] of the CPI increase as recorded on 1 November, [***].

(b)

the [***] of Exhibit A shall only be amended to reflect [***] of the change in rate of the CPI. By way of example, if on 1 November in a calendar year during the Term, the CPI shows that there has been an increase in prices compared with the same index on 1 November the previous year [***], then [***] in the model as of 1 January in the following year [***] of the CPI increase as recorded on 1 November, i.e. by [***].

(c)

the [***] of Exhibit A shall only be amended to reflect any [***] changes to the cost of any of the [***] set out in Part 4 of Exhibit A. If at any other time during a calendar year the [***] when compared with [***], Fleet shall have the right to amend the [***] for any future invoices by providing Columbia with at least three (3) months’ prior written notice.

Except as otherwise set out in Section 5.1 (c), the first period during which any adjustment set out in Section 5.1 (a), (b) or (c) above will be calculated shall be [***], with the adjusted costs to be applied to the pricing model in Exhibit A for the calendar year commencing [***]. Fleet shall provide Columbia with access to all books and records necessary to verify any changes to the purchase price.

5.2Invoicing. Upon delivery of Product to Columbia, Fleet shall submit invoices therefor to Columbia. Columbia shall pay each invoice in full within [***] after the date of receipt by Columbia of such invoice, which shall be issued no earlier than the date on which the Product is delivered to the carrier by Fleet. All payments shall be made in pounds sterling. In the event that any actual volume of Product purchased by Juniper in any calendar year means that a different purchase price should have applied to such volume of Product purchased in that calendar year (as calculated in accordance with the pricing model set out in Exhibit A), Fleet shall notify Juniper in writing of such pricing differential and shall apply a proportionate credit or debit (as applicable) to any invoices raised for the subsequent calendar year. Upon the expiration or earlier termination of this Agreement,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fleet shall determine the applicable purchase price for that calendar year and shall notify Juniper in writing of any underpayment or overpayment within [***] of expiration or termination (as applicable). In the event of any underpayment by Juniper, Juniper shall pay to Fleet an amount equal to the amount of any such underpayment within [***] of receipt by Juniper of such written notice. In the event of any overpayment by Juniper, Fleet shall pay to Juniper an amount equal to the amount of any overpayment within [***] of receipt by Juniper of such written notice. Fleet shall provide Columbia with access to all books and records necessary to verify any changes to the purchase price and any underpayment or overpayment.”

12.	Section 8 of the Existing Agreement (Insurance) shall be deleted and replaced by the following:

“Fleet and Columbia shall maintain comprehensive general liability insurance, including product liability insurance against claims regarding the manufacture of Product under this Agreement and sufficient cover to meet its liabilities under this Agreement in respect of the Columbia Equipment, with insurers having an AM Best rating within the top 2 categories at the time (at the date of this Agreement known as “superior” or “excellent”) or reasonably comparable coverage, in such amounts as it customarily maintains for similar products and activities, but in no event less than [***] per individual claim and [***] in the aggregate. Each party shall maintain such insurance during the Term and thereafter for so long as it customarily maintains insurance for itself for similar products and activities (but in no event less than [***] following termination or expiration).”

13.	Section 10.1 (a) of the Existing Agreement (Fleet’s Indemnity Obligations) shall be deleted and replaced by the following:

“10.1(a)Fleet’s Indemnity Obligations. Fleet shall defend, indemnify and hold harmless Columbia, its Affiliates and their respective successors and permitted assigns (and the  respective officers,  directors,  stockholders,  partners and employees of each) from and against any and all losses liabilities,  claims,  actions,   proceedings,  damages  and  expenses (including, without limitation, reasonable attorneys' and professional fees and disbursements and expenses of litigation, arbitration or investigation) ("Damages") relating to or arising from (i) any breach by Fleet or its Affiliates of its representations, warranties, covenants, agreements or obligations under this Agreement, including without limitation, the failure of Fleet to timely deliver all Product ordered or the failure of the Product to meet the Fleet Warranty and/or Product Specifications or the failure of Fleet to manufacture or warehouse the Product in accordance with the Product Specifications and Applicable Law (including those relating to cGMP); and (ii) any claims of infringement or misappropriation with respect to the manufacture of the Product, except to the extent such claim of infringement relates to the use of the Intellectual Property; and (iii) any personal injury or property damage to the extent that the injury or damage is the direct result of a failure by Fleet or its Affiliates or subcontractors to manufacture, package, or label the Product in accordance with the Specifications, GMP or Applicable Law.”

14.	Section 10.1 (b) of the Existing Agreement (Columbia’s Indemnity Obligations) shall be deleted and replaced by the following:

“10.1 (b)Columbia’s Indemnity Obligations. Columbia shall defend, indemnify and hold harmless Fleet and its Affiliates, and their respective successors and permitted assigns (and the respective officers, directors,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

stockholders, partners and employees of each) from and against any and all Damages arising out of (i) the handling, possession, use, marketing, distribution or sale of any Product and finished pharmaceutical product containing a Product by Columbia or any of its distributors or agents after Fleet's  delivery of the Product to Columbia (except to the extent such claims arise out of the circumstances described in Section 10.1(a) or Fleet’s negligence or wilful misconduct); (ii) product liability claims, including, wrongful death, resulting from the use of a finished pharmaceutical product containing a Product (except to the extent such claims arise out of the circumstances described in Section 10.1(a) or Fleet’s negligence or wilful misconduct); (iii) any breach by Columbia of its representations, warranties, covenants, agreements or obligations under this Agreement (except to the extent any such breach is due to the negligence, breach or wilful misconduct of Fleet); and (iv) any claims of infringement or misappropriation relating to the Intellectual Property.”

15.	Sections 11.1 to 11.3 of the Existing Agreement (Confidentiality and Public Disclosure) shall be deleted and replaced by the following:

“11.1Confidentiality. Each party will treat as confidential the Confidential Information of the other party and will take all necessary precautions to assure the confidentiality of such Confidential Information. Each party agrees to return to the other party upon the expiration or  termination of  this Agreement  all Confidential Information acquired from such other party, except as to such information it may be required to  retain under Applicable Law, and except for one copy of such  information to be retained by such party's legal counsel. Neither party shall, during the period of this Agreement nor for five (5) years thereafter, without the other party's express prior written consent, other than as provided under this Agreement, use or disclose any such Confidential Information for any purpose other than to carry out its obligations hereunder. Each Party shall guard such Confidential Information using the same degree of care as it normally uses to guard its own confidential, proprietary information of like importance, but in any event no less than reasonable care.

11.2 Permitted Disclosures. Notwithstanding the obligations of confidentiality and non-use set out in Section 11.1, a Receiving Party may:

(a)	disclose Confidential Information to a regulatory authority as reasonably necessary to obtain registration in a particular jurisdiction;
(b)

disclose Confidential Information to the extent such disclosure is reasonably necessary to comply with the order of a court or is required to comply with any Applicable Law or other regulation, directive, instruction, direction or rule of any regulatory authority having jurisdiction over any activity under this Agreement, including to the extent such disclosure is required in publicly filed financial statements or other public statements under rules governing a stock exchange on which securities issued by either party may be listed; provided, to the extent possible, such party shall (i) notify the other party of the existence, terms and circumstances surrounding such a requirement; (ii) consult with the other party on the advisability of  taking  legally  available steps to resist or narrow such requirement; (iii) provide the other party with a copy of the proposed text of such statements or disclosure ten (10) business days in advance of the date on which the disclosure is to be made to enable the other party to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

review and provide comments, unless a shorter review time is agreed; and (iv) exercise its commercially reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed;

(c)

disclose Confidential Information on a strict need to know basis to such Receiving Party’s licensee’s, employees, Affiliates, contractors (including clinical researchers), distributors, agents and consultants as such Receiving Party reasonably determines is necessary to receive the benefit of the licenses and rights granted or available to it under this Agreement or to fulfil its obligations pursuant to this Agreement; provided, however, any such person is bound in writing to observe confidentiality provisions at least as strict as those of this Agreement;

(d)

disclose Confidential Information: (i) to its actual or potential investment bankers; (ii) to existing and potential investors in connection with an offering or placement of securities for purposes of obtaining financing for its business and to actual and prospective lenders for the purpose of obtaining financing for its business; and (iii) to a bona fide potential acquirer or merger partner for the purposes of evaluating entering into a merger or acquisition, provided, however, any such persons must be obligated to substantially the same extent as set forth in Section 11.1 to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement; and

(e)	disclose Confidential Information to its legal advisers for the purpose of seeking advice.

11.3 Public Announcements. Except for such disclosure as is permitted under Section 11.2 or as required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body, no announcement, news release, public statement, publication, or presentation relating to this Agreement, the subject matter hereof or either party’s performance hereunder will be made without the other party’s prior written approval.

16.	Section 12.1 of the Existing Agreement (Term) shall be deleted and replaced by the following:

“12.1 Term. Unless terminated earlier pursuant to Section 12.2 below, the initial term of this Agreement shall expire on 31 December 2024 (the “Initial Term”) unless the Parties mutually agree in writing any extension to the Initial Term. Upon termination of this Agreement, Fleet agrees to perform its obligations under this Agreement until the earlier of [***].”

17.	Section 12.2 (b) of the Existing Agreement, regarding termination of the Existing Agreement by Columbia, shall be deleted and replaced by the following:

“12.2 (b)Columbia shall have the right to terminate this Agreement upon [***] notice to Fleet in the event:

(i)	Fleet fails to maintain its authorizations under Applicable law to manufacture the product, including without limitation those from MHRA;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)	a Change of Control Event with respect to Fleet occurs;
(iii)	Fleet cannot supply product at a Competitive Price; or
(iv)	the Ares Agreement is terminated.”
18.	Section 12.3 (b) of the Existing Agreement (Effect of Expiration and Termination) shall be deleted and replaced by the following:

“12.3 (b)Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 1 (Definitions), 3A.2, 3A.3 and 3A.8 (Machinery and Equipment), 4.1 (Audits), 5.2 (Invoicing), 7 (Representations and Warranties), 8 (Insurance), 9 (Adverse Events; Recalls), 10 (Indemnification; Limitation of Liability), 11.1 (Confidentiality and Public Disclosure), 12 (Term and Termination) and 13 (General Provisions) shall survive any expiration or termination of this Agreement.”

19.	Section 12.3 (c) of the Existing Agreement (Effect of Expiration and Termination) shall be deleted and replaced by the following:

“12.3 (c)If Columbia terminates this Agreement under Section 12.2 (b)(ii) or (iii), Columbia shall reimburse Fleet for [***] purchased by Fleet under this Agreement in the period of [***] prior to the date of termination that are only used by Fleet in the manufacture of the Products.”

20.	The following new Sections 12.3 (d) and 12.3 (e) shall be added to Section 12.3 of the Existing Agreement (Effect of Expiration and Termination):

“12.3 (d) If Columbia terminates this Agreement under Section 12.2 (a)(i) in the case of Fleet’s breach of this Agreement, under Section 12.2 (a)(ii) in the case of Fleet’s insolvency or other financial difficulty under that section, or under Section 12.2 (b) or 12.2 (c), subject to the reimbursement of Fleet’s reasonable costs and expenses, Fleet shall provide such assistance as Columbia may reasonably request to Columbia and, if relevant, any third party supplier, to ensure that Columbia (or any of its Affiliates) and, if relevant, any third party supplier has sufficient access to Fleet’s facilities and equipment, and to the Columbia Equipment, in order to continue to manufacture the Product. Fleet shall continue to supply the Product under the then current terms and conditions of this Agreement for as long as is necessary to enable the transfer of the manufacture of the Product to Columbia or a third party supplier in accordance with Section 12.3 (e).

12.3 (e) Fleet shall provide such assistance as Columbia may reasonably request to ensure the orderly transfer of the manufacture of the Product to any alternative manufacturer. If requested by Columbia, Fleet shall transfer to Columbia or the alternative manufacturer all technology and know-how necessary or useful to give Columbia or the alternative manufacturer the capability of manufacturing the Product. Fleet shall communicate such technology to Columbia or the alternative manufacturer promptly, effectively and economically, so that Columbia or the alternative manufacturer can undertake the manufacture of the Product and continue the sale of the Product without interruption. Columbia undertakes to reimburse Fleet for its reasonable costs of providing such assistance and to pay to Fleet an amount for all inventory of Raw Materials and work in progress of Products and part completed Products used to provide such assistance.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

21.

Section 13.1 of the Existing Agreement (Notices) shall be amended such that any notice sent to Columbia under this Agreement shall not be copied to Columbia Laboratories, Inc. at 4 Liberty Square Fourth Floor, Boston, MA 02109 but shall instead be copied to the following address:

“Juniper Pharmaceuticals UK Limited

8 Orchard Place

Nottingham Business Park

Nottingham, England

NG8 6PX

Attention: Chief Operating Officer”

22.	Section 13.2 of the Existing Agreement (Assignment) shall be deleted and replaced by the following:

“13.2Assignment.  Neither party shall, without the prior written consent (not to be unreasonably withheld or delayed) of the other party having been obtained, assign or transfer this Agreement to any person or entity, in whole or in part (and any attempt to do so shall be void), provided that, each party may assign or transfer this Agreement without such consent to any Affiliate or to any successor by merger of such party, or upon a sale or other transfer of all or substantially all of such party's assets or business to which the subject matter of this Agreement pertains, provided that the acquirer of the business confirms to the Supplier in writing its agreement to be bound by all of the terms and conditions of this Agreement and that the assignor shall remain liable for the obligations hereunder. Notwithstanding the foregoing, it shall not be deemed unreasonable for Columbia to withhold consent, to any proposed or attempted assignment (including by merger or sale) by Fleet to a party which is not an Affiliate, if Columbia is not reasonably satisfied that the assignee possesses the management, finances, personnel, capabilities and facilities to perform fully the obligations of Fleet hereunder. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.”

23.	Section 13.12 of the Existing Agreement (Technical Agreement) shall be deleted and replaced by the following:
“13.12

Technical Agreement. Columbia and Fleet are parties to a certain technical agreement dated 18 March 2015 (as such agreement may be amended in accordance with its terms from time to time) (the “Technical Agreement”), the terms of which outline the responsibilities of Columbia and Fleet with respect to assuring the quality of the Product. Columbia and Fleet acknowledge and agree that in the event the terms of this Agreement and the Technical Agreement conflict or are inconsistent, the terms of this Agreement shall prevail over the terms of the Technical Agreement; provided however, that to the extent possible, the terms of both the Technical Agreement and this Agreement shall be read and considered to effect the intent of the parties.”

24.	The following new Section 13.13 shall be added to Section 13 of the Existing Agreement (General Provisions):

“13.13Anti-Bribery.

(a)	The parties agree:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)

to comply with all Applicable Law, statutes and regulations relating to anti-bribery and anti-corruption including but not limited to the U.S. Foreign Corrupt Practices Act, US government health care compliance (HCC) policies, regulations and laws, US Export Administration Act of 1979 (50 App. U.S.C. §2401 et. seq.) and the UK Bribery Act, as amended, and the regulations promulgated thereunder and any applicable similar laws and regulations in any other country) (collectively, the “Relevant Laws”);

(ii)

to have and maintain in place throughout the term of this Agreement their own policies and procedures to ensure compliance with the Relevant Laws and will appropriately enforce those policies and procedures; and

(iii)

that no employee, contractor, supplier, agent, broker, or entity will offer or pay anything of value to a public or private official intending to influence or induce an official act or decision or to obtain an improper advantage.

(b)

A material breach of this Section 13.13 shall be deemed a material breach of this Agreement. In the event of a material breach of this Section 13.13, the party not in breach shall have the right to terminate this Agreement, without any liability to the party in breach, with immediate effect.

(c)

This Agreement is made subject to any restrictions concerning the export of products or technical information from the United Kingdom or other countries which may be imposed upon or related to Fleet or Columbia from time to time.  Each party agrees that it shall not export, directly or indirectly, any technical information acquired from the other party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export licence or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.”

25.

All other terms and conditions of the Existing Agreement remain in full force and effect. Except as expressly provided in this Amendment, the Existing Agreement shall remain unmodified and is hereby ratified and affirmed. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Columbia or Fleet under the Existing Agreement.

26.

This Amendment, together with the Existing Agreement, sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and thereof and merges all prior discussions and negotiations between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein and therein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby.

27.

This Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Amendment from separate computers or printers. Executed signature pages to this Amendment may be

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

delivered by facsimile or a portable document format (PDF) copy (including copy(ies) sent by e-mail) and all such shall be deemed as if actual signature pages had been delivered.

28.

This Amendment and and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of England. Each Party irrevocably agrees that the English courts shall have sole and exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Amendment or its subject matter or formation.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the Effective Date.

COLUMBIA LABORATORIES (BERMUDA), LTD.

By: /s/ Alicia Secor ____________________________

Name: Alicia Secor_______________________________

Title:Chief Executive Officer_______________________

FLEET LABORATORIES LIMITED

By: /s/ Tom Horner______________________________________

Name: Tom Horner_________________________________________

Title:Managing Director____________________________________

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

Part 1 – Volume adjusted purchase price

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Part 2 - Pricing Model

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Columbia Equipment

[***]